Exhibit 21.1

FLUOR CORPORATION SUBSIDIARIES(1)
[Note: Roman numerals below denote the level of the subsidiary. For example, “I” represents a first tier subsidiary of Fluor Corporation; “II” represents a second tier subsidiary, etc.]
Subsidiary Name			Percent Holding	Organized Under Laws of

I	American Construction Equipment Company, Inc.		100.0000	California
II	AMECO Holdings, Inc.		100.0000	California
	III	AMECO Caribbean, Inc.	100.0000	California
	III	AMECO Project Services, Inc.	100.0000	Philippines
	III	Ameco Services, S. de R.L. de C.V.	3.0320	Mexico
	III	Maquinaria Ameco Guatemala, Limitada	3.9400	Guatemala
II	Ameco Services, S. de R.L. de C.V.		24.0990	Mexico

I	Fluor Constructors International, Inc.		100.0000	California
II	Fluor Constructors Canada Ltd.		100.0000	New Brunswick
II	Fluor Management and Technical Services, Inc.		100.0000	California
II	Servicios de Construccion del Pacifico, Inc.		100.0000	Delaware

I	Fluor Enterprises, Inc.		100.0000	California
II	202 Maintenance Services, LLC		50.0000	Delaware
II	AMECODISC, LLC		100.0000	Delaware
	III	AMECO COLOMBIA S.A.S.	100.0000	Colombia
	III	AMECO PANAMA S.A.	100.0000	Panama
	III	Ameco Services, S. de R.L. de C.V.	72.8690	Mexico
	III	Maquinaria Ameco Guatemala, Limitada	95.0800	Guatemala
II	Cavendish Fluor Partnership Limited		35.0000	England
II	Connect 202 Partners, LLC		38.0000	Delaware
II	ConOps Industrial Ltd.		100.0000	New Brunswick
	III	684033 N.B. Ltd.	100.0000	New Brunswick
II	Daniel International Corporation		100.0000	South Carolina
	III	Fluor Daniel Engineering, Inc.	100.0000	Ohio
	III	Fluor Management Company L.P.	46.0676	Delaware
II	Dean / Fluor, LLC		50.0000	Delaware
II	Denver Transit Constructors, LLC		40.0000	Delaware
II	Denver Transit Operators, LLC		33.3333	Delaware
II	Denver Transit Systems, LLC		50.0000	Delaware
II	EFDEE Connecticut Architects, Inc.		100.0000	Connecticut
	III	Industrial Services France SAS	100.0000	France
II	EFDEE Engineering Professional Corporation		100.0000	North Carolina
II	EFDEE Mississippi Architects, A Professional Corporation		100.0000	Mississippi
II	EFDEE New York Engineers & Architects P.C.		100.0000	New York
II	ENCEE Architecture Services, P.C.		100.0000	North Carolina
II	FCI/Fluor/Parsons, a Joint Venture		30.0000	California (JV)

Subsidiary Name	Percent Holding	Organized Under Laws of

II		FD Architects & Engineers Corporation				100.0000	New Jersey
II		FDEE Consulting, Inc.				100.0000	California
II		FHdB, LLC				100.0000	Texas
III		Fluor Brasil Ltda.				0.6867	Brazil
II		Fluor Alaska, Inc.				100.0000	Alaska
II		Fluor Americas, Inc.				100.0000	California
II		Fluor Australia Pty Ltd.				100.0000	Australia
III		Giovenco Industries (AUST) Pty Limited				100.0000	Australia
		IV		Giovenco Industrial Services Pty Ltd.		100.0000	Australia
		IV		Giovenco/Insulations International JV Pty Ltd.		100.0000	Australia (JV)
		IV		Giovenco/Insulations International JV Unit Trust		100.0000	Australia (JV)
	III	Fluor Construction Services Pty Ltd.				100.0000	Australia
	III	Fluor Global Services Australia Pty Ltd.				100.0000	Australia
	III	Fluor Rail Services Pty Ltd.				100.0000	Australia
III		Signet Holdings Pty Ltd				100.0000	Australia
	III	Stork Technical Services Holding Australia Pty Ltd.				100.0000	Australia
		IV		Giovenco Industries (AUST) Trust		100.0000	Australia
	III	TRS Staffing Solutions (Australia) Pty Ltd.				100.0000	Australia
II	Fluor Boke, Inc.					100.0000	Delaware
II	Fluor BNA O&M USA LLC					100.0000	Delaware
	III	BNA O&M USA General Partnership				40.0000	Delaware
II	Fluor Brasil, Ltda.					99.3133	Brazil
	III	Fluor Engenharia e Projetos S.A.				99.9900	Brazil (JV)
II	Fluor Canada Ltd.					100.0000	New Brunswick
	III	BNA Constructors Canada GP				40.0000	Canada
	III	Fluor BNA Holdco Inc.				100.0000	New Brunswick
		IV		Fluor BNA GP Inc.		100.0000	New Brunswick
		V	Bridging North America Holding Corporation			40.0000	Canada
			VI	Bridging North America GP (Ontario)		99.9900	Canada
			VI	Bridging North America ULC		100.0000	Canada
				VII	Bridging North America GP (Ontario)	.0100	Canada
	III	Fluor BNA O&M GP Inc.				100.0000	New Brunswick
		IV		BNA O&M General Partnership		40.0000	Canada
	III	Fluor Engineering Solutions Ltd.				100.0000	New Brunswick
	III	Fluor O&M Solutions GP Inc.				100.0000	New Brunswick
	III	Fluor WEP Holdings Inc.				100.0000	New Brunswick
		IV		Windsor Essex Mobility Group GP		33.3333	Canada
	III	TRS Staffing Solutions (Canada) Inc.				100.0000	Canada
	III	Wright Engineers Limitada Peru				35.0000	Peru

Subsidiary Name	Percent Holding	Organized Under Laws of

II	Fluor Cebu, Inc.			100.0000	Philippines
II	Fluor Chile, Inc.			100.0000	California
	III	Ameco Chile S.A.		0.0450	Chile
	III	Fluor Chile Ingenieria y Construccion S.A.		99.0000	Chile
		IV	Fluor Techint SRL Construccion y Servicios Limitada	50.0000	Chile
	III	Ingenieria y Construccion Fluor Daniel Chile Limitada		99.9000	Chile
II	Fluor Colombia Limited			100.0000	Delaware
II	Fluor Daniel (Japan) Inc.			100.0000	Japan
II	Fluor Daniel (Malaysia) Sdn. Bhd			100.0000	Malaysia
	III	Technip-Fluor JV		49.0000	Malaysia (JV)
II	Fluor Daniel Caribbean, Inc.			100.0000	Delaware
	III	Duke/Fluor Daniel Caribbean S.E.		00.2500	Puerto Rico
	III	Fluor Craft Services, Inc.		100.0000	South Carolina
	III	Fluor Daniel International (Malaysia) Sdn. Bhd.		100.0000	Malaysia
	III	Fluor Daniel Maintenance Services, Inc.		100.0000	Delaware
	III	Fluor Daniel Services Corporation		100.0000	Delaware
	III	Fluor Facility & Plant Services, Inc.		100.0000	South Carolina
		IV	Stork DFW Service Center, Inc.	100.0000	Texas
II	Fluor Daniel China, Inc.			100.0000	California
II	Fluor Daniel China Services, Inc.			100.0000	California
II	Fluor Daniel Coal Services International, Inc.			100.0000	Delaware
	III	Duke/Fluor Daniel International		49.9999	Nevada
		IV	Duke/Fluor Daniel Caribbean, S.E.	99.0000	Puerto Rico
II	Fluor Daniel Construction Company			100.0000	California
II	Fluor Daniel Development Corporation			100.0000	California
	III	FBT Services, Inc.		100.0000	California
	III	Fluor Daniel Modesto, Inc.		100.0000	California
		IV	Fluor Services LLC	99.0000	Oman
II	Fluor Daniel Eastern, Inc.			100.0000	California
	III	Fluor Kazakhstan LLC		100.0000	Delaware
	III	P.T. Fluor Daniel Indonesia		80.0000	Indonesia
		IV	PT. Mitra Bersama Engineering	99.0000	Indonesia
		V	PT Singgar Mulia	25.0000	Indonesia
II	Fluor Daniel Engineers & Constructors, Inc.			100.0000	Delaware
	III	Fluor (China) Engineering and Construction Co. Ltd.		100.0000	P.R.C.
II	Fluor Daniel Engineers & Constructors, Ltd.			100.0000	California
	III	CGF Projects Ghana Limited		51.0000	Ghana
	III	Technip-Fluor JV (owned by FDE&CL Singapore branch)		49.0000	Singapore (JV)
II	Fluor Daniel Engineers & Consultants Ltd.			100.0000	Mauritius
	III	Fluor Daniel India Private Limited		80.0000	India
	III	Fluor Mocambique, Limitada		99.0000	Mozambique
	III	JGC - Fluor Mocambique, Lda		50.0000	Mozambique
	III	JGC Fluor TechnipFMC Mocambique, Lda		33.3333	Mozambique

Subsidiary Name	Percent Holding	Organized Under Laws of

II	Fluor Daniel Espana, S.A.			100.0000	California
	III	Fluor Arabia Limited		50.0000	Saudi Arabia
II	Fluor Daniel Eurasia, Inc.			100.0000	California
	III	Sakhalin Neftegas Technology		50.0000	Russian Federation
II	Fluor Engenharia e Projetos S.A.			0.0010	Brazil (JV)
II	Fluor Europe B.V.			100.0000	Netherlands
	III	AG&P Fluor Joint Venture Company, Inc.		50.0000	Philippines (JV)
	III	Fluor B.V.		100.0000	Netherlands
		IV	Fluor Consultants B.V.	100.0000	Netherlands
		V	Fluor Project Services B.V.	100.0000	Netherlands
		IV	Fluor Infrastructure B.V.	100.0000	Netherlands
		V	Fluor A27/A1 B.V.	100.0000	Netherlands
		VI	3Angle EPCM V.O.F.	50.0000	Netherlands
		V	Bouw Combinatie Rozenoordburg A10 V.O.F.	33.3333	Netherlands
		V	Fluor Capital B.V.	20.0000	Netherlands
		VI	3Angle B.V.	33.3333	Netherlands
		VI	IXAS Zuid-Oost B.V.	25.0000	Netherlands
		V	Infraspeed (Holdings) B.V.	3.4800	Netherlands
		V	IXAS Gaasperdammerweg B.V.	33.3333	Netherlands
		V	Poort van Den Bosch B.V.	10.0000	Netherlands
		V	Poort van Den Bosch V.O.F.	10.0000	Netherlands (JV)
		IV	Fluor Onshore India Private Limited	99.990	India
		IV	Stork Holding B.V.	100.0000	Netherlands
		V	Stork B.V.	100.0000	Netherlands
		VI	Koninklijke Machinefabriek Stork B.V.	100.0000	Netherlands
		VI	SFS 007.298.633 Pty Limited	100.0000	Australia
		VI	Stork Technical Services HOLDCO B.V.	100.0000	Netherlands
		VII	Stork Technical Services Holding B.V.	100.0000	Netherlands
		VIII	Cooperheat Franchising B.V.	100.0000	Netherlands
		IX	Cooperheat Saudi Arabia Company Ltd.	75.0000	Saudi Arabia
		VIII	Cooperheat GmbH	100.0000	Germany

Subsidiary Name	Percent Holding	Organized Under Laws of

IX	Thermoprozess Cooperheat GmbH	48.0000	Germany
VIII	Stork APM Consultancy Services LLV	1.0000	Azerbaijan
VIII	Stork Asset Management Technology B.V.	100.0000	Netherlands
IX	Stork APM Consultancy Services LLV	99.0000	Azerbaijan
VIII	Stork Gears & Services B.V.	100.0000	Netherlands
IX	Stork Gears & Services Asia Pte. Ltd.	100.0000	Singapore
VIII	Stork German Holding GmbH	100.0000	Germany
IX	Stork Technical Services GmbH	100.0000	Germany
VIII	Stork Intellectual Property B.V.	100.0000	Netherlands
VIII	Stork International B.V.	100.0000	Netherlands
IX	Stork LATAM SL	100.0000	Spain
X	Mecanicos Asociados S.A.S.	100.0000	Colombia

Subsidiary Name	Percent Holding	Organized Under Laws of

XI	Consorcio Generacion P135 MASA-VEPICA	50.0000	Colombia
XI	Consorcio Group Stork	80.0000	Colombia
XI	Consorcio KGM	41.0000	Colombia (JV)
XI	Consorcio MASATEC POWER	50.0000	Colombia (JV)
XI	Consorcio Turnaround Alliance	30.0000	Colombia (JV)

Subsidiary Name	Percent Holding	Organized Under Laws of

XI	Pipeline Maintenance Alliance	70.0000	Colombia (JV)
XI	Stork Peru S.A.C.	99.9999	Peru
XII	Consorcio MGP	60.0000	Peru

Subsidiary Name	Percent Holding	Organized Under Laws of

XII	Consorcio Stork-TMI Peru	50.0000	Peru
IX	Wescon (B) SDN BHD	99.9800	Brunei Darussalam
VIII	Stork Nederland B.V.	100.0000	Netherlands
IX	AJS V.O.F.	37.5000	Netherlands
IX	Istimewa Electrotechniek B.V.	100.0000	Netherlands
X	Combinatie Scaldis Noord V.O.F.	50.0000	Netherlands
X	Combinatie Scaldis OSK V.O.F	50.0000	Netherlands
X	Combinatie Scaldis V.O.F.	50.0000	Netherlands

Subsidiary Name	Percent Holding	Organized Under Laws of

IX	N2ES V.O.F.	50.0000	Netherlands
IX	Stork Worley Integrated Solutions V.O.F.	50.0000	Netherlands
VIII	Stork Peru S.A.C.	0.0001	Peru
VIII	Stork Power Services & Technology Beijing Limited	100.0000	China
VIII	Stork Power Services B.V.	100.0000	Netherlands
IX	Stork Integrated Solutions B.V.	100.0000	Netherlands
IX	Stork Power Services USA Holding Inc.	100.0000	Delaware
X	Stork H & E Turbo Blading, Inc.	100.0000	New York
VIII	Stork Technical Services Belgium N.V.	100.0000	Belgium
VIII	Stork Technical Services Saudi Arabia Co.	55.0000	Saudi Arabia
VIII	Stork Thermeq B.V.	100.0000	Netherlands
VIII	Stork TS Holdings Limited	0.0002	United Kingdom
VIII	Stork Turbo Blading B.V.	100.0000	Netherlands
VIII	Stork Turbo Service B.V.	100.0000	Netherlands
VIII	Tabarca Consortium	64.0000	Colombia
VIII	Wescon International B.V.	100.0000	Netherlands
VII	Stork TS Holdings Limited	99.9998	United Kingdom

Subsidiary Name	Percent Holding	Organized Under Laws of

VIII	Stork Technical Services (Holdings) Limited	100.0000	United Kingdom
IX	Stork Technical Services UK Limited	100.0000	United Kingdom
X	Stork Cooperheat Bahrain SPC	100.0000	Bahrain
X	Stork Technical Services International Ltd.	100.0000	United Kingdom
XI	Stork Technical Services International South Africa	100.0000	South Africa

Subsidiary Name	Percent Holding	Organized Under Laws of

		XI	Stork Technical Services Trinidad and Tobago Ltd	8.9700	Trinidad & Tobago
		X	Stork Technical Services Trinidad and Tobago Ltd	91.0300	Trinidad & Tobago
		VI	Wescon (B) SDN BHD	0.0200	Brunei Darussalam
	IV	TRS Staffing Solutions B.V.		100.0000	Netherlands
	III		Fluor Engineering N.V.	100.0000	Belgium
	III		Fluor Finance International B.V.	100.0000	Netherlands
	III		Fluor Finance Limited	100.0000	United Kingdom
	III		Fluor Island ehf.	100.0000	Iceland
	III		Fluor S.A.	100.0000	Poland
	III		Fluor Spain Holding S.L.	4.0000	Spain
	IV	Fluor Plant Engineering, S.A.		100.0000	Spain
	IV	Technical Resource Solutions, S.L.		100.0000	Spain
	III		TRS Consultants-JLT	100.0000	United Arab Emirates
	IV	TRS Staffing Solutions Mozambique, Limitada		99.0000	Mozambique
II	Fluor Daniel Holdings, Inc.			100.0000	California
	III		Fluor Central Asia Limited Liability Partnership	99.0000	Kazakhstan
	III		Fluor Daniel Holdings (Botswana) (Pty) Limited	100.0000	Botswana
	III		Fluor Daniel Holdings Canada Inc.	100.0000	New Brunswick
III	Fluor Greece S.A.			100.0000	Greece
	III		Fluor Investments LLC	100.0000	Delaware

Subsidiary Name	Percent Holding	Organized Under Laws of

	III		Fluor Mocambique, Limitada	1.0000	Mozambique
	III		Fluor Onshore India Private Limited	0.0100	India
	III		Fluor Services LLC	1.0000	Oman
	III		Fluor Uganda Engineering and Construction Limited	99.9999	Uganda
	III		FWPJV Limited	50.0000	England (JV)
	IV	KPJV Limited		60.0000	England (JV)
	III		Najmat Al-Sabah for General Services Limited Liability Company, Private Company	100.0000	Iraq
	III		Qatar National Facility Services	49.0000	Qatar
II	Fluor Daniel Illinois, Inc.			100.0000	Delaware
	III		D/FD Operating Services LLC	49.9999	Delaware
II	Fluor Daniel India, Inc.			100.0000	California
II	Fluor Daniel Latin America, Inc.			100.0000	California
	III		Grupo Empresarial Alvica, S.A.	80.0000	Venezuela
	IV	Grupo Alvica SCS		0.1000	Venezuela
	III		Servicios Cuyuni, E.T.T., C.A.	80.0000	Venezuela
II	Fluor Daniel Mexico S.A.			100.0000	California
	III		ICA Fluor Daniel, S. de R.L. de C.V.	49.0000	Mexico
	IV	ICA Fluor Servicios Gerenciales, S.A. de C.V.		98.0000	Mexico
	V	ICA Fluor Operaciones, S.A. de C.V.		0.0100	Mexico
		VI	Desarrolladora De Etileno, S. de R.L. de C.V.	20.0000	Mexico
		VI	Etileno XXI Contractors SAPI	20.0000	Mexico
		VI	Etileno XXI Services B.V.	20.0000	Netherlands
		VI	ICA Stork, S. de R.L. de C.V.	20.0000	Mexico
		VI	ICA Fluor Petroquimica, S.A.	98.0000	Mexico
		VII	ICA Stork, S. de R.L. de C.V.	80.0000	Mexico
	IV	ICA Fluor Servicios Operativos, S.A. de C.V.		99.9900	Mexico
	IV	IF Proyectos, S.A.		100.0000	Panama
	IV	IFD Servicios de Ingenieria S.A. de C.V.		99.9600	Mexico
	V	ICA Fluor Servicios Operativos, S.A. de C.V.		0.0100	Mexico
	IV	Industrial Del Hierro S.A. de C.V.		99.9900	Mexico
	V	ICA Fluor Petroquimica S.A. de C.V.		2.0000	Mexico
	III		IFD Servicios de Ingenieria S.A. de C.V.	0.0200	Mexico
	IV	Industrial Del Hierro S.A. de C.V.		0.0100	Mexico
	III		TRS International Group, S. de R.L. de C.V.	0.9540	Mexico
	III		TRS Staffing Solutions, S. de R.L. de C.V.	0.2000	Mexico
II	Fluor Daniel Mining & Metals, Ltd.			100.0000	California
	III		Ameco Chile S.A.	99.9550	Chile

Subsidiary Name	Percent Holding	Organized Under Laws of

	III	Empresa Constructora Fluor Salfa Limitada			50.0000	Chile
	III	Fluor Chile Ingenieria y Construccion S.A.			1.0000	Chile
	III	Ingenieria y Construccion Fluor Daniel Chile Limitada			0.1000	Chile
II	Fluor Daniel Overseas, Inc.				100.0000	California
	III	Fluor Uganda Engineering and Construction Limited			00.0010	Uganda
	III	PFD International LLC			50.0000	Delaware
II	Fluor Daniel P.R.C., Ltd.				100.0000	California
II	Fluor Daniel Pacific, Inc.				100.0000	California
	III	Fluor Daniel-AMEC Philippines, Inc.			50.0000	Philippines
II	Fluor Daniel South America Limited				100.0000	California
	III	AMECO Peru S.R.L.			99.9500	Peru
II	Fluor Daniel Technical Services, Inc.				100.0000	Texas
II	Fluor Daniel Venture Group, Inc.				100.0000	California
	III	Fluor Daniel Asia, Inc.			100.0000	California
		IV	Duke/Fluor Daniel International Services		49.9999	Nevada
		V	Duke/Fluor Daniel Caribbean, S.E.		0.5000	Puerto Rico
		IV	P.T. Fluor Daniel Indonesia		20.0000	Indonesia
		V	Fluor Aker Solutions Indonesia JV		50.0000	Indonesia (JV)
		V	PT. MITRA BERSAMA ENGINEERING		99.0000	Indonesia
			VI	PT Singgar Mulia	25.0000	Indonesia
		IV	P.T. Nusantara Power Services		70.0000	Indonesia
	III	Soli Flo LLC			25.0000	Delaware
		IV	Soli.Flo, Inc.		100.0000	California
		V	Soli-Flo Material Transfer, L.P.		1.0000	California
		V	Soli-Flo Partners, L.P.		1.0000	California
	III	Soli-Flo Material Transfer, L.P.			24.7500	California
	III	Soli-Flo Partners, L.P.			24.7500	California
	III	Springfield Resource Recovery, Inc.			100.0000	Massachusetts
		IV	Springfield Resource Recovery Limited Partnership		10.0000	Massachusetts
	III	Springfield Resource Recovery Limited Partnership			90.0000	Massachusetts
II	Fluor Daniel, a Professional Architectural Corporation				100.0000	Louisiana
II	Fluor Daniel, Inc. - Philippines				99.9900	Philippines
II	Fluor Enterprises Group, Inc.				100.0000	Delaware
II	Fluor Federal Global Projects, Inc.				100.0000	Delaware
II	Fluor Federal Services NWS, Inc.				100.0000	Washington
II	Fluor Federal Services, Inc.				100.0000	Washington
	III	Fluor Federal Petroleum Operations, LLC			100.0000	Delaware
	III	Fluor Federal, Inc.			100.0000	Washington
	III	Fluor Idaho, LLC			100.0000	Delaware
	III	Fluor Marine Propulsion, LLC			100.0000	Delaware
	III	Fluor-BWXT Portsmouth LLC			51.0000	Ohio
	III	Mid-America Conversion Services, LLC			25.0000	Delaware
	III	National TRU Waste Partnership LLC			55.0000	Delaware

Subsidiary Name	Percent Holding	Organized Under Laws of

III	Nuclear Production One, LLC	60.0000	Delaware
III	Savannah River Nuclear Partners, LLC	57.0000	Delaware
III	Savannah River Nuclear Solutions, LLC	48.0000	South Carolina
II	Fluor Federal Services, LLC	100.0000	Delaware
II	Fluor Federal Solutions, LLC	100.0000	South Carolina
III	Rock Island Integrated Services	51.0000	Illinois (JV)
II	Fluor Fernald, Inc.	100.0000	California
III	Fluor Environmental Resources Management Services, Inc.	100.0000	Delaware
II	Fluor Finance U.S., Inc.	100.0000	Texas
II	Fluor GmbH	100.0000	Germany
II	Fluor Government Group International, Inc.	100.0000	Delaware
III	Fluor Intercontinental Arabian Peninsula LLC	1.0000	Oman
II	Fluor Guinea, Inc.	100.0000	Texas
II	Fluor Hanford, Inc.	100.0000	Washington
II	Fluor Heavy Civil, LLC	100.0000	Delaware
II	Fluor Industrial Services Canada Inc.	100.0000	New Brunswick
III	Fluor Driver Inc.	50.0000	Alberta
II	Fluor Industrial Services, Inc.	100.0000	Delaware
II	Fluor Intercontinental, Inc.	100.0000	California
III	Dominican Republic Combined Cycle, LLC	49.0000	Delaware
III	FIID LLC	100.0000	Djibouti
III	Fluor AMEC II, LLC	55.0000	Delaware
III	Fluor Daniel Nigeria Limited	60.0000	Nigeria
III	Fluor Government Group-Canada, Inc.	100.0000	New Brunswick
IV	ATCO – Fluor Support Solutions Ltd.	49.0000	Alberta
IV	Canadian National Energy Alliance Ltd.	20.0000	Canada
III	Fluor Intercontinental Arabian Peninsula LLC	99.0000	Oman
III	Fluor Intercontinental Germany GmbH	100.0000	Germany
III	Fluor Intercontinental Solutions, LLC	100.0000	Delaware
III	FLUOR M ltd.	100.0000	Macedonia
III	Greenville Technical Services Inc.	100.0000	Delaware
III	Grupo Alvica SCS	79.9200	Venezuela
III	NWKC LLC	50.0000	Delaware
II	Fluor International Limited	100.0000	England
III	COOEC-Fluor Heavy Industries Co., Ltd.	49.0000	China
III	Fluor Workforce Solutions Limited	100.0000	England
IV	CSP EG S.L.	65.0000	Equatorial Guinea
III	Fluor Limited	100.0000	England
IV	Fluor Pension Trustee Limited	100.0000	England
IV	FPMM, XXK (FPMM, LLC-English translation)	100.0000	Mongolia
V	Mongolian National Facility Services (MNFS) LLC	49.0000	Mongolia
III	Fluor Projects Limited	100.0000	England

Subsidiary Name	Percent Holding	Organized Under Laws of

III	Kazakh Projects Joint Venture Limited	50.0000	England
III	PFD (UK) Limited	50.0000	England
III	TRS Staffing Solutions Limited	100.0000	England
II	Fluor International, Inc.	100.0000	California
III	Fluor Mideast Limited	100.0000	California
III	Iraq Construction Ltd.	100.0000	British Virgin Islands
IV	Iraq Water General Contracting Company L.L.C.	100.0000	Iraq
II	Fluor Ireland Limited	100.0000	Ireland
III	TRS Staffing Solutions Limited	100.0000	Ireland
II	Fluor Kazakhstan Inc.	100.0000	Texas
III	Fluor Texas, Inc.	100.0000	Texas
II	Fluor Maintenance Services, Inc.	100.0000	California
II	Fluor Mediterranean, Inc.	100.0000	California
II	Fluor Mining and Metals France, Inc.	100.0000	Delaware
II	Fluor NE, Inc.	100.0000	Arizona
III	ADP/FD of Nevada, Inc.	100.0000	Nevada
II	Fluor Nuclear Services, Inc.	100.0000	Ohio
II	Fluor Oak Ridge, LLC	100.0000	Delaware
II	Fluor Projects, Inc.	100.0000	Texas
II	Fluor Rovuma, Inc.	100.0000	Delaware
II	Fluor Scaffolding, Inc.	100.0000	Delaware
II	Fluor Services International, Inc.	100.0000	Nevada
II	Fluor Spain Holding S.L.	96.0000	Spain
III	Fluor Plant Engineering, S.A.	100.0000	Spain
III	Technical Resource Solutions, S.L.	100.0000	Spain
II	Fluor SPN, Inc.	100.0000	Delaware
II	Fluor Supply Chain Solutions Singapore Pte. Ltd.	100.0000	Singapore
II	Fluor Technologies Corporation	100.0000	Delaware
III	KazakhNefteGasServis Limited Liability Partnership	50.0000	Kazakhstan
II	Fluor Transworld Services, Inc.	100.0000	California
II	Fluor US Services, Inc.	100.0000	Delaware
II	Fluor-Brady, LLC	50.0000	Delaware
II	Fluor-Lane, LLC	65.0000	Delaware
II	Fluor-Lane 95, LLC	65.0000	Delaware
II	Fluor-Lane South Carolina, LLC	55.0000	Delaware
II	Fluor-United Asheville, LLC	60.0000	Delaware
II	Fluor/HDR Global Design Consultants, LLC	50.0000	Delaware
II	FM Operating Services, LLC	50.0000	Delaware
II	FMC Holding Company LLC	100.0000	Delaware
III	Fluor Management Company L.P.	20.5277	Delaware
II	Global Project Execution, Inc.	100.0000	Delaware
II	Goar, Allison & Associates, LLC	100.0000	Texas

Subsidiary Name	Percent Holding	Organized Under Laws of

II	Indo-Mauritian Affiliates Limited		100.0000	Mauritius
	III	Fluor Daniel India Private Limited	20.0000	India
II	Infrastructure Civil Equipment, LLC		100.0000	Delaware
II	Integrated Solutions France, Inc.		100.0000	Delaware
II	Integrated Solutions Services, Inc.		100.0000	California
II	LAX Integrated Express Solutions HoldCo, LLC		27.0000	Delaware
	III	LAX Integrated Express Solutions, LLC	100.0000	Delaware
II	Middle East Fluor		100.0000	California
II	NuScale Holdings Corp.		76.1875	Oregon
	III	NuScale Power Corporation	0.2089	Delaware
	III	NuScale Power, LLC	0.2089	Oregon
II	NuScale Power Corporation		56.7251	Delaware
	III	NuScale Power, LLC	19.6455	Oregon
II	NuScale Power, LLC		56.7251	Oregon
II	P2S Bermuda, LLC		100.0000	Delaware
II	Pegasus Link Constructors, LLC		55.0000	Delaware
II	PESIL Inc.		100.0000	Illinois
II	PESNC Inc.		100.0000	North Carolina
II	Plant Engineering Services LLC		100.0000	Delaware
II	Plant Performance Services International LLC		100.0000	Delaware
II	Purple Line Transit Constructors, LLC		50.0000	Delaware
II	Servicios Mineria, Inc.		100.0000	Delaware
II	Soli-Flo LLC		25.0000	Delaware
	III	Soli.Flo, Inc.	100.0000	Delaware
	IV	Soli-Flo Material Transfer, L.P.	1.0000	California
	IV	Soli-Flo Partners, L.P.	1.0000	California
II	Soli-Flo Material Transfer, L.P.		24.7500	California
II	Soli-Flo Partners, L.P.		24.7500	California
II	Strategic Organizational Systems Enterprises, Inc.		100.0000	California
	III	Strategic Organizational Systems Environmental Engineering Division, Inc.	100.0000	Texas
II	Stork USA, Inc.		100.0000	Delaware
	III	Stork Maintenance Services, Inc.	100.0000	Delaware
II	Support Services International, LLC		100.0000	South Carolina
II	Tappan Zee Constructors, LLC		30.0000	Delaware
II	TDF Inc.		100.0000	California
	III	Fluor Daniel Engineers S.A. (Pty) Limited	100.0000	Liechtenstein
	IV	Trans-Africa Projects Ltd.	50.0000	Mauritius
	IV	Trans-Africa Projects (Pty) Ltd.	50.0000	South Africa
	III	Fluor S.A. (Pty) Limited	100.0000	Liechtenstein
	IV	Fluor Global Plant Services (Proprietary) Limited	100.0000	South Africa
	IV	Fluor South Africa Proprietary Limited	90.0000	South Africa
	V	FLAG Joint Venture	46.8000	South Africa (JV)

Subsidiary Name	Percent Holding	Organized Under Laws of

V	TRS Staffing Solutions (Pty) Ltd	100.0000	South Africa
IV	Fluor-Igoda Projects (Proprietary) Limited	100.0000	South Africa
II	Venezco, Inc.	100.0000	California
II	Virta Inc.	100.0000	Delaware
III	Virta Chile SpA	100.0000	Chile
II	Walsh-Fluor Design-Build Team LLC	40.0000	Illinois
II	Williams Brothers Engineering Company	100.0000	Delaware
III	Fluor Argentina, Inc.	100.0000	Delaware
IV	Fluor Argentina Inc. Sucursal Argentina – TECHINT Compania Tecnica Internacional S.A.C.I-Union	50.0000	Argentina
III	TRS Labour Hire Solutions Pty Ltd	100.0000	Australia
II	WODECO Nigeria Limited	60.0000	Nigeria

I	Fluor Holding Company LLC	100.0000	Delaware
II	Fluor Management Company L.P.	33.4047	Delaware
II	Mineral Resource Development Corporation	100.0000	Delaware
III	St. Joe Participacoes Ltda.	0.0125	Brazil
II	St. Joe Participacoes Ltda	99.9875	Brazil

I	TRS Staffing Solutions, Inc.	100.0000	South Carolina
II	Agensi Pekerjaan TRS Malaysia SDN. BHD.	49.00	Malaysia
II	TRS Craft Services, Inc.	100.0000	Delaware
II	TRS FAR EAST SDN. BHD.	100.0000	Malaysia
III	Agensi Pekerjaan TRS Malaysia SDN. BHD.	51.0000	Malaysia
II	TRS International Group, S. de R.L. de C.V.	99.0460	Mexico
II	TRS International Payroll Co.	100.0000	Texas
III	TRS Staffing Solutions India Private Limited	0.1000	India
II	TRS SA HOLDING COMPANY (PTY) LTD	100.0000	South Africa
III	TRS SEARCH AND SELECTION (Pty) Ltd	100.0000	South Africa
II	TRS STAFFING SOLUTIONS (PROPRIETARY) LIMITED	100.0000	Botswana
II	TRS Staffing Solutions Belgium BV	100.0000	Belgium
II	TRS Staffing Solutions GmbH	100.0000	Germany
II	TRS Staffing Solutions India Private Limited	99.9000	India
II	TRS Staffing Solutions Mozambique, Limitada	1.0000	Mozambique
II	TRS Staffing Solutions, S. de R.L. de C.V.	99.8000	Mexico
(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary would not constitute a significant subsidiary